  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 1997
                                                     REGISTRATION NO. 333-27647

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------

                               AMENDMENT NO. 3
                                     TO
                                  FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               ----------------
                            MCLEODUSA INCORPORATED
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
        DELAWARE                     4813                    42-1407240
     (STATE OR OTHER           (PRIMARY STANDARD          (I.R.S. EMPLOYER
     JURISDICTION OF              INDUSTRIAL           IDENTIFICATION NUMBER)
    INCORPORATION OR          CLASSIFICATION CODE
      ORGANIZATION)                 NUMBER)
                           MCLEODUSA TECHNOLOGY PARK
                       6400 C STREET, SW, P.O. BOX 3177
                          CEDAR RAPIDS, IA 52406-3177
                                (319) 364-0000
             (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
      INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                ----------------
                                 CLARK E. MCLEOD
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                            MCLEODUSA INCORPORATED
                           MCLEODUSA TECHNOLOGY PARK
                       6400 C STREET, SW, P.O. BOX 3177
                          CEDAR RAPIDS, IA 52406-3177
                                (319) 364-0000
          (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                                ----------------
                                   COPIES TO:
                          JOSEPH G. CONNOLLY, JR., ESQ.
                            NANCY J. KELLNER, ESQ.
                            HOGAN & HARTSON L.L.P.
                          555 THIRTEENTH STREET, N.W.
                            WASHINGTON, D.C. 20004
                                (202) 637-5600
                                ----------------
       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.
                                ----------------
   If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]
                               ----------------

                        CALCULATION OF REGISTRATION FEE
=================================================================================================
                                              PROPOSED          PROPOSED
                                               MAXIMUM           MAXIMUM
  TITLE OF EACH CLASS OF     AMOUNT TO BE     OFFERING          AGGREGATE          AMOUNT OF
SECURITIES TO BE REGISTERED   REGISTERED  PRICE PER UNIT(1) OFFERING PRICE(1) REGISTRATION FEE(2)
-------------------------------------------------------------------------------------------------
 10 1/2% Senior Discount
  Notes Due March 1,
  2007..................     $500,000,000      61.386%        $306,931,616          $93,010
=================================================================================================

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended.
(2) Calculated pursuant to Rule 457(f) based on the book value, calculated as of May 20, 1997, of the outstanding 10 1/2% Senior Discount Notes Due 2007 of McLeodUSA Incorporated to be cancelled in the exchange transaction hereunder. Such amount was previously paid.

                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                               EXPLANATORY NOTE

  This Amendment No. 3 is being submitted to file: as Exhibit 4.9 the Indenture dated July 21, 1997 between McLeodUSA Incorporated and United States Trust Company of New York, as Trustee, relating to the 9 1/4% Senior Notes Due 2007 of McLeodUSA Incorporated; as Exhibit 4.10 the Form of Initial Global 9 1/4% Senior Note Due 2007 of McLeodUSA Incorporated (contained in Indenture filed as Exhibit 4.9); and as Exhibit 4.11 the Registration Agreement dated July 21, 1997 among McLeodUSA Incorporated, Salomon Brothers Inc, Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

  Under Section 145 of the Delaware General Corporation Law ("DGCL"), a corporation may indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve, at the corporation's request, in such capacities with another enterprise, against expenses (including attorneys' fees), as well as judgments, fines and settlements in nonderivative lawsuits, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. The DGCL provides, however, that such person must have acted in good faith and in a manner such person reasonably believed to be in (or not opposed to) the best interests of the corporation and, in the case of a criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. In addition, the DGCL does not permit indemnification in an action or suit by or in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent that, a court determines that such person fairly and reasonably is entitled to indemnity for costs the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

  The Restated Certificate contains provisions that provide that no director of the Company shall be liable for breach of fiduciary duty as a director except for (1) any breach of the directors' duty of loyalty to the Company or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (3) liability under
Section 174 of the DGCL; or (4) any transaction from which the director derived an improper personal benefit. The Restated Certificate contains provisions that further provide for the indemnification of directors and officers to the fullest extent permitted by the DGCL. Under the Bylaws of the Company, the Company is required to advance expenses incurred by an officer or director in defending any such action if the director or officer undertakes to repay such amount if it is determined that the director or officer is not entitled to indemnification. In addition, the Company has entered into indemnity agreements with each of its directors pursuant to which the Company has agreed to indemnify the directors as permitted by the DGCL. The Company has obtained directors and officers liability insurance against certain liabilities, including liabilities under the Securities Act.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

 (A) EXHIBITS

 EXHIBIT
 NUMBER                           EXHIBIT DESCRIPTION
 -------                          -------------------
  *1.1   Purchase Agreement, dated as of February 26, 1997 among Salomon
         Brothers Inc, Morgan Stanley & Co. Incorporated and McLeod, Inc.
   2.1   Agreement and Plan of Reorganization dated April 28, 1995 among
         Midwest Capital Group Inc., MWR Telecom, Inc. and McLeod, Inc. (Filed
         as Exhibit 2.1 to Registration Statement on Form S-1, File No. 333-
         3112 ("Initial Form S-1"), and incorporated herein by reference).
   2.2   Agreement and Plan of Reorganization dated as of July 12, 1996 among
         Ruffalo, Cody & Associates, Inc., certain shareholders of Ruffalo,
         Cody & Associates, Inc. and McLeod, Inc. (Filed as Exhibit 2 to
         Current Report on Form 8-K, File No. 0-20763, filed with the
         Commission on July 29, 1996 and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
   2.3   Agreement and Plan of Reorganization dated as of August 15, 1996 among
         Telecom*USA Publishing Group, Inc. and McLeod, Inc. (Filed as Exhibit
         2 to Current Report on Form 8-K, File No. 0-20763, filed with the
         Commission on August 26, 1996 and incorporated herein by reference).

   2.4 Agreement and Plan of Reorganization dated as of January 27, 1997 among McLeod, Inc., Digital Communications of Iowa, Inc., Clark E.
         McLeod and Mary E. McLeod. (Filed as Exhibit 2 to Current Report on
         Form 8-K, File No. 0-20763, filed with the Commission on February 24,
         1997 and incorporated herein by reference).

   2.5   Asset Purchase Agreement dated as of May 30, 1997 by and among
         McLeodUSA Incorporated, ESI/McLeodUSA, Inc., and ESI Communications,
         Inc., ESI Communications/
         SW, Inc., ESI Communications/West, Inc., ESI Communications Downtown,
         Inc., ESI Communications North, Inc., and Michael Reichert, Peter
         Jones, John Pupkes and Jeff Meehan. (Filed as Exhibit 2.1 to Current
         Report on Form 8-K, File No. 0-20763, filed with the Commission on
         June 26, 1997 and incorporated herein by reference).

   2.6   Agreement and Plan of Reorganization dated as of June 14, 1997 among
         McLeodUSA Incorporated, Eastside Acquisition Co. and Consolidated
         Communications Inc. (Filed as Exhibit 2.2 to Current Report on Form 8-
         K, File No. 0-20763, filed with the Commission on June 26, 1997 and incorporated herein by reference).

   3.1   Amended and Restated Certificate of Incorporation of McLeod, Inc.
         (Filed as Exhibit 3.1 to Initial Form S-1 and incorporated herein by reference).

   3.2   Amended and Restated Bylaws of McLeod, Inc. (Filed as Exhibit 3.2 to
         Registration Statement on Form S-1, File No. 333-13885 ("November Form
         S-1"), and incorporated herein by reference).

  *3.3   Certificate of Amendment of Amended and Restated Certificate of
         Incorporation of McLeod Inc.

   4.1   Form of Class A Common Stock Certificate of McLeod, Inc. (Filed as
         Exhibit 4.1 to Initial Form S-1 and incorporated herein by reference).

   4.2   Indenture dated March 4, 1997 between McLeod, Inc. and United States
         Trust Company of New York, as Trustee, relating to the 10 1/2% Senior
         Discount Notes Due 2007 of McLeod, Inc. (Filed as Exhibit 4.2 to
         Annual Report on Form 10-K, File No. 0-20763, filed with the
         Commission on March 31, 1997 and incorporated herein by reference).

   4.3   Initial Global 10 1/2% Senior Discount Note Due March 1, 2007 of
         McLeod, Inc., dated March 4, 1997. (Filed as Exhibit 4.3 to Annual
         Report on Form 10-K, File No. 0-20763, filed with the Commission on
         March 31, 1997 and incorporated herein by reference).

   4.4   Form of Certificated 10 1/2% Senior Discount Note Due March 1, 2007 of
         McLeod, Inc. (Filed as Exhibit 4.4 to Annual Report on Form 10-K, File
         No. 0-20763, filed with the Commission on March 31, 1997 and incorporated herein by reference).

   4.5   Registration Agreement dated March 4, 1997 among McLeod, Inc., Salomon
         Brothers Inc and Morgan Stanley & Co. Incorporated. (Filed as Exhibit
         4.5 to Annual Report on Form 10-K, File No. 0-20763, filed with the
         Commission on March 31, 1997 and incorporated herein by reference).

   4.6   Investor Agreement dated as of April 1, 1996 among McLeod, Inc., IES
         Investments Inc., Midwest Capital Group Inc., MWR Investments Inc.,
         Clark and Mary McLeod, and certain other stockholders. (Filed as Exhibit 4.8 to Initial Form S-1 and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
    4.7  Amendment No. 1 to Investor Agreement dated as of October 23, 1996 by and among McLeod, Inc., IES Investments Inc., Midwest Capital Group
         Inc., MWR Investments Inc., Clark E. McLeod and Mary E. McLeod. (Filed
         as Exhibit 4.3 to November Form S-1 and incorporated herein by reference).
    4.8  Form of Exchange Note (contained in Indenture filed as Exhibit 4.2).
    4.9  Indenture dated July 21, 1997 between McLeodUSA Incorporated and
         United States Trust Company of New York, as Trustee, relating to the 9
         1/4% Senior Notes Due 2007 of McLeodUSA Incorporated.
   4.10  Form of Initial Global 9 1/4% Senior Note Due 2007 of McLeodUSA
         Incorporated (contained in Indenture filed as Exhibit 4.9).
   4.11  Registration Agreement dated July 21, 1997 among McLeodUSA
         Incorporated, Salomon Brothers Inc, Morgan Stanley & Co. Incorporated
         and Bear, Stearns & Co. Inc.
  *4.12  Stockholders' Agreement dated June 14, 1997 among McLeodUSA
         Incorporated, IES Investments Inc., Midwest Capital Group, Inc., MWR
         Investments Inc., Clark E. McLeod, Mary E. McLeod and Richard A.
         Lumpkin on behalf of each of the shareholders of Consolidated
         Communications Inc. listed on Schedule I of the Stockholders'
         Agreement.
   *5.1  Opinion of Hogan & Hartson L.L.P.
   *8.1  Tax Opinion of Hogan & Hartson L.L.P.
   10.1  Credit Agreement dated as of May 16, 1994 among McLeod, Inc., McLeod
         Network Services, Inc., McLeod Telemanagement, Inc., McLeod
         Telecommunications, Inc. and The First National Bank of Chicago.
         (Filed as Exhibit 10.1 to Initial Form S-1 and incorporated herein by reference).
   10.2  First Amendment to Credit Agreement dated as of June 17, 1994 among
         McLeod, Inc., McLeod Network Services, Inc., McLeod Telemanagement,
         Inc., McLeod Telecommunications, Inc. and The First National Bank of
         Chicago. (Filed as Exhibit 10.2 to Initial Form S-1 and incorporated herein by reference).
   10.3  Second Amendment to Credit Agreement dated as of December 1, 1994 among McLeod, Inc., McLeod Network Services, Inc., McLeod
         Telemanagement, Inc., McLeod Telecommunications, Inc. and The First
         National Bank of Chicago. (Filed as Exhibit 10.3 to Initial Form S-1
         and incorporated herein by reference).
   10.4  Third Amendment to Credit Agreement dated as of May 31, 1995 among
         McLeod, Inc., McLeod Network Services, Inc., McLeod Telemanagement,
         Inc., McLeod Telecommunications, Inc., MWR Telecom, Inc. and The First
         National Bank of Chicago. (Filed as Exhibit 10.4 to Initial Form S-1
         and incorporated herein by reference).
   10.5  Fourth Amendment to Credit Agreement dated as of July 28, 1995 among
         McLeod, Inc., McLeod Network Services, Inc., McLeod Telemanagement,
         Inc., McLeod Telecommunications, Inc., MWR Telecom, Inc. and The First
         National Bank of Chicago. (Filed as Exhibit 10.5 to Initial Form S-1
         and incorporated herein by reference).
   10.6  Fifth Amendment to Credit Agreement dated as of October 18, 1995 among
         McLeod, Inc., McLeod Network Services, Inc., McLeod Telemanagement,
         Inc., McLeod Telecommunications, Inc., MWR Telecom, Inc. and The First
         National Bank of Chicago. (Filed as Exhibit 10.6 to Initial Form S-1
         and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
   10.7  Sixth Amendment to Credit Agreement dated as of March 29, 1996 among
         McLeod, Inc., McLeod Network Services, Inc., McLeod
         Telecommunications, Inc., MWR Telecom, Inc. and The First National
         Bank of Chicago. (Filed as Exhibit 10.7 to Initial Form S-1 and
         incorporated herein by reference).
   10.8  Security Agreement dated as of May 16, 1994 among McLeod, Inc., McLeod
         Network Services, Inc., McLeod Telemanagement, Inc., McLeod
         Telecommunications, Inc. and The First National Bank of Chicago.
         (Filed as Exhibit 10.8 to Initial Form S-1 and incorporated herein by reference).
   10.9  First Amendment to Security Agreement dated as of December 1, 1994 among McLeod, Inc., McLeod Network Services, Inc., McLeod
         Telemanagement, Inc., McLeod Telecommunications, Inc. and The First
         National Bank of Chicago. (Filed as Exhibit 10.9 to Initial Form S-1
         and incorporated herein by reference).
  10.10  Support Agreement dated as of December 1, 1994 among IES Diversified
         Inc., McLeod, Inc., McLeod Network Services, Inc., McLeod
         Telemanagement, Inc., McLeod Telecommunications, Inc. and The First
         National Bank of Chicago. (Filed as Exhibit 10.10 to Form S-1 and
         incorporated herein by reference).
  10.11  Agreement Regarding Support Agreement dated December 1994 between
         McLeod, Inc. and IES Diversified Inc. (Filed as Exhibit 10.11 to
         Initial Form S-1 and incorporated herein by reference).
  10.12  Agreement Regarding Guarantee dated May 16, 1994 between McLeod, Inc.
         and IES Diversified Inc. (Filed as Exhibit 10.12 to Initial Form S-1
         and incorporated herein by reference).
  10.13  Joinder to and Assumption of Credit Agreement dated as of April 28,
         1995 between McLeod Merging Co. and The First National Bank of
         Chicago. (Filed as Exhibit 10.13 to Initial Form S-1 and incorporated herein by reference).
  10.14  Joinder to and Assumption of Security Agreement dated as of April 28,
         1995 between McLeod Merging Co. and The First National Bank of
         Chicago. (Filed as Exhibit 10.14 to Initial Form S-1 and incorporated herein by reference).
  10.15  Letter from The First National Bank of Chicago to James L. Cram dated
         April 28, 1995 regarding extension of the termination date under the
         Credit Agreement. (Filed as Exhibit 10.15 to Initial Form S-1 and
         incorporated herein by reference).
  10.16  Credit Agreement dated as of March 29, 1996 among McLeod, Inc., McLeod
         Network Services, Inc., McLeod Telemanagement, Inc., McLeod
         Telecommunications, Inc. MWR Telecom, Inc. and The First National Bank
         of Chicago. (Filed as Exhibit 10.16 to Initial Form S-1 and
         incorporated herein by reference).
  10.17  Agreement for Construction Related Services dated as of October 17,
         1995 between City Signal Fiber Services, Inc. and McLeod Network
         Services, Inc. (Filed as Exhibit 10.17 to Initial Form S-1 and
         incorporated herein by reference).
  10.18  Construction Services Agreement dated March 27, 1996 between City
         Signal Fiber Services, Inc. and McLeod Network Services, Inc. (Filed
         as Exhibit 10.18 to Initial Form S-1 and incorporated herein by reference).
  10.19  Fiber Optic Use Agreement dated as of February 14, 1996 between McLeod
         Network Services, Inc. and Galaxy Telecom, L.P. (Filed as Exhibit
         10.19 to Initial Form S-1 and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.20  Agreement dated as of July 11, 1994 between McLeod Network Services,
         Inc. and KLK Construction. (Filed as Exhibit 10.20 to Initial Form S-1
         and incorporated herein by reference).
  10.21  Lease Agreement dated September 5, 1995 between State of Iowa and MWR
         Telecom, Inc. (Filed as Exhibit 10.21 to Initial Form S-1 and
         incorporated herein by reference).
  10.22  Lease Agreement dated September 5, 1995 between State of Iowa and
         McLeod Network Services, Inc. (Filed as Exhibit 10.22 to Initial Form
         S-1 and incorporated herein by reference).
  10.23  Contract dated September 5, 1995 between Iowa Telecommunications and
         Technology Commission and MWR Telecom, Inc. (Filed as Exhibit 10.23 to
         Initial Form S-1 and incorporated herein by reference).
  10.24  Contract dated June 27, 1995 between Iowa National Guard and McLeod
         Network Services, Inc. (Filed as Exhibit 10.24 to Initial Form S-1 and
         incorporated herein by reference).
  10.25  Addendum Number One to Contract dated September 5, 1995 between Iowa
         National Guard and McLeod Network Services, Inc. (Filed as Exhibit
         10.25 to Initial Form S-1 and incorporated herein by reference).
  10.26  U S WEST Centrex Plus Service Rate Stability Plan dated October 15,
         1993 between McLeod Telemanagement, Inc. and U S WEST Communications,
         Inc. (Filed as Exhibit 10.26 to Initial Form S-1 and incorporated herein by reference).
  10.27  U S WEST Centrex Plus Service Rate Stability Plan dated July 17, 1993 between McLeod Telemanagement, Inc. and U S WEST Communications, Inc.
         (Filed as Exhibit 10.27 to Initial Form S-1 and incorporated herein by reference).
  10.28  Ameritech Centrex Service Confirmation of Service Orders dated various dates in 1994, 1995 and 1996 between McLeod Telemanagement, Inc. and
         Ameritech Information Industry Services. (Filed as Exhibit 10.28 to
         Initial Form S-1 and incorporated herein by reference).
  10.29  Lease Agreement dated as of December 28, 1993 between 2060 Partnership and McLeod Telemanagement, Inc., as amended by Amendments First to
         Ninth dated as of July 3, 1994, March 25,1994, June 22, 1994, August
         12, 1994, September 12, 1994, September 20, 1994, November 16, 1994,
         September 20, 1995 and January 6, 1996, respectively. (Filed as
         Exhibit 10.29 to Initial Form S-1 and incorporated herein by reference).
  10.30  Lease Agreement dated as of May 24, 1995 between 2060 Partnership and
         McLeod Telemanagement, Inc. (Filed as Exhibit 10.30 to Initial Form S-
         1 and incorporated herein by reference).
  10.31  Lease Agreement dated October 31, 1995 between I.R.F.B. Joint Venture and McLeod Telemanagement, Inc. (Filed as Exhibit 10.31 to Initial
         Form S-1 and incorporated herein by reference).
  10.32  First Amendment to Lease Agreement dated as of November 20, 1995 between I.R.F.B. Joint Venture and McLeod Telemanagement, Inc. (Filed
         as Exhibit 10.32 to Initial Form S-1 and incorporated herein by reference).
  10.33  Uniform Purchase Agreement dated July 22, 1993 between McLeod, Inc.
         and Hill's Maple Crest Farms Partnership. (Filed as Exhibit 10.33 to
         Initial Form S-1 and incorporated herein by reference).
  10.34  Master Right-of-Way Agreement dated July 27, 1994 between McLeod
         Network Services, Inc. and IES Industries Inc. (Filed as Exhibit 10.34
         to Initial Form S-1 and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.35  Master Right-of-Way and Tower Use Agreement dated February 13, 1996 between IES Industries Inc. and McLeod, Inc. (Filed as Exhibit 10.35
         to Initial Form S-1 and incorporated herein by reference).
  10.36  Master Pole, Duct and Tower Use Agreement dated February 20, 1996 between MidAmerican Energy Company and McLeod, Inc. (Iowa and South
         Dakota). (Filed as Exhibit 10.36 to Initial Form S-1 and incorporated herein by reference).
  10.37  Master Pole, Duct and Tower Use Agreement dated February 20, 1996 between MidAmerican Energy Company and McLeod, Inc. (Illinois). (Filed
         as Exhibit 10.37 to Initial Form S-1 and incorporated herein by reference).
  10.38  Settlement Agreement dated March 18, 1996 between U S WEST
         Communications, Inc. and McLeod Telemanagement, Inc. (Filed as Exhibit
         10.38 to Initial Form S-1 and incorporated herein by reference).
  10.39  Agreement dated August 4, 1995 between Vadacom, Inc. and McLeod
         Telemanagement, Inc. (Filed as Exhibit 10.39 to Initial Form S-1 and
         incorporated herein by reference).
  10.40  McLeod Telecommunications, Inc. 1992 Incentive Stock Option Plan.
         (Filed as Exhibit 10.40 to Initial Form S-1 and incorporated herein by reference).
  10.41  McLeod, Inc. 1993 Incentive Stock Option Plan. (Filed as Exhibit 10.41
         to Initial Form S-1 and incorporated herein by reference).
  10.42  McLeod, Inc. 1995 Incentive Stock Option Plan. (Filed as Exhibit 10.42
         to Initial Form S-1 and incorporated herein by reference).
  10.43  McLeod Telecommunications, Inc. Director Stock Option Plan. (Filed as
         Exhibit 10.43 to Initial Form S-1 and incorporated herein by reference).
  10.44  Promissory Note dated July 18, 1995 between Kirk E. Kaalberg and
         McLeod, Inc. (Filed as Exhibit 10.44 to Initial Form S-1 and
         incorporated herein by reference).
  10.45  Promissory Note dated March 29, 1996 between Stephen K. Brandenburg and McLeod, Inc. (Filed as Exhibit 10.45 to Initial Form S-1 and
         incorporated herein by reference).
  10.46  Agreement dated April 28, 1995 among McLeod, Inc., McLeod
         Telecommunications, Inc., McLeod Telemanagement, Inc., McLeod Network
         Services, Inc. and Clark E. McLeod. (Filed as Exhibit 10.46 to Initial
         Form S-1 and incorporated herein by reference).
 +10.47  Telecommunications Services Agreement dated March 14, 1994 between
         WiITeI, Inc. and McLeod Telemanagement, Inc., as amended. (Filed as
         Exhibit 10.47 to Initial Form S-1 and incorporated herein by reference).
  10.48  Amendment to Contract Addendum A to Contract No. 2102 dated March 31,
         1993 between the Iowa Department of General Services and McLeod
         Telecommunications, Inc. (Filed as Exhibit 10.48 to Initial Form S-1
         and incorporated herein by reference).
  10.49  Construction Services Agreement dated June 30, 1995 between MFS
         Network Technologies, Inc. and MWR Telecom, Inc. (Filed as Exhibit
         10.49 to Initial Form S-1 and incorporated herein by reference).
  10.50  First Amendment to Agreement Regarding Support Agreement dated May 14,
         1996 among McLeod, Inc., IES Diversified Inc. and IES Investments Inc.
         (Filed as Exhibit 10.50 to Initial Form S-1 and incorporated herein by reference).


 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.51  First Amendment to Agreement Regarding Guarantee dated May 14, 1996 among McLeod, Inc., IES Diversified Inc. and IES Investments Inc.
         (Filed as Exhibit 10.51 to Initial Form S-1 and incorporated herein by reference).

  10.52  Amended and Restated Directors Stock Option Plan of McLeod, Inc.
         (Filed as Exhibit 10.52 to Initial Form S-1 and incorporated herein by reference).

  10.53 Forms of Employment, Confidentiality and Non-Competition Agreement between McLeod, Inc. and certain employees of McLeod, Inc. (Filed as Exhibit 10.53 to Initial Form S-1 and incorporated herein by reference).

  10.54 Form of Change-of-Control Agreement between McLeod, Inc. and certain employees of McLeod, Inc. (Filed as Exhibit 10.54 to Initial Form S-1 and incorporated herein by reference).

  10.55  McLeod, Inc. 1996 Employee Stock Option Plan, as amended. (Filed as
         Exhibit 10.55 to November Form S-1 and incorporated herein by reference).

  10.56  McLeod, Inc. Employee Stock Purchase Plan, as amended. (Filed as
         Exhibit 10.56 to Annual Report on Form 10-K, File No. 0-20763, filed with the Commission on March 31, 1997 and incorporated herein by reference).

  10.57 Form of Indemnity Agreement between McLeod, Inc. and certain officers and directors of McLeod, Inc. (Filed as Exhibit 10.57 to Initial Form
         S-1 and incorporated herein by reference).

  10.58  License Agreement dated April 24, 1996 between PageMart, Inc. and MWR
         Telecom, Inc. (Filed as Exhibit 10.58 to Initial Form S-1 and incorporated herein by reference).

  10.59  Assignment of Purchase Agreement dated August 15, 1996 between Ryan
         Properties, Inc. and McLeod, Inc. (Filed as Exhibit 10.59 to November
         Form S-1 and incorporated herein by reference).

  10.60  Assignment of Purchase Agreement dated August 14, 1996 between Ryan
         Properties, Inc. and McLeod, Inc. (Filed as Exhibit 10.60 to November
         Form S-1 and incorporated herein by reference).

  10.61  Asset Purchase Agreement dated September 4, 1996 between Total
         Communication Services, Inc. and McLeod Telemanagement, Inc. (Filed as
         Exhibit 10.61 to November Form S-1 and incorporated herein by reference).

  10.62 First Amendment to Asset Purchase Agreement dated September 30, 1996 between Total Communication Services, Inc. and McLeod Telemanagement,
         Inc. (Filed as Exhibit 10.62 to November Form S-1 and incorporated herein by reference).

  10.63  McLeod, Inc. Incentive Plan. (Filed as Exhibit 10.63 to November Form
         S-1 and incorporated herein by reference).

  10.64  Amended and Restated Credit Agreement dated as of May 5, 1996 among
         Telecom*USA Publishing Group, Inc., TelecomwUSA Publishing Company and
         Telecom*USA Neighborhood Directories, Inc. and Norwest Bank Iowa,
         National Association. (Filed as Exhibit 10.64 to November Form S-1 and incorporated herein by reference).

  10.65  First Amendment to Amended and Restated Credit Agreement dated as of
         January 31, 1996 by and between Telecom*USA Publishing Group, Inc.,
         Telecom*USA Publishing Company and Telecom*USA Neighborhood
         Directories, Inc. and Norwest Bank Iowa, National Association. (Filed as Exhibit 10.65 to November Form S-1 and incorporated herein by reference).


 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.66  Lease Agreement dated as of September 26, 1994 between Ryan
         Properties, Inc. and Ruffalo, Cody & Associates, Inc. (Filed as
         Exhibit 10.66 to November Form S-1 and incorporated herein by reference).

  10.67  First Lease Amendment dated as of April 12, 1995 between Ryan
         Properties, Inc. and Ruffalo, Cody & Associates, Inc. (Filed as
         Exhibit 10.67 to November Form S-1 and incorporated herein by reference).

  10.68  Lease Agreement dated as of July 18, 1995 between 2060 Partnership,
         L.P. and Telecom*USA Publishing Company. (Filed as Exhibit 10.68 to
         November Form S-1 and incorporated herein by reference).

  10.69  Lease Agreement dated April 26, 1995 by and between A.M. Henderson and
         Telecom*USA Publishing Company. (Filed as Exhibit 10.69 to November
         Form S-1 and incorporated herein by reference).

  10.70  License Agreement dated as of April 19, 1994, between Ameritech
         Information Industry Services and Telecom*USA Publishing Company.
         (Filed as Exhibit 10.70 to November Form S-1 and incorporated herein by reference).

  10.71  License Agreement dated September 13, 1993 between U S WEST
         Communications, Inc. and Telecom*USA Publishing Company. (Filed as
         Exhibit 10.71 to November Form S-1 and incorporated herein by reference).

  10.72  Form of McLeod, Inc. Directors Stock Option Plan Option Agreement.
         (Filed as Exhibit 10.72 to November Form S-1 and incorporated herein by reference).

  10.73  Forms of McLeod, Inc. 1996 Employee Stock Option Plan Incentive Stock
         Option Agreement. (Filed as Exhibit 10.73 to November Form S-1 and incorporated herein by reference).

  10.74  Forms of McLeod, Inc. 1996 Employee Stock Option Plan Non-Incentive
         Stock Option Agreement. (Filed as Exhibit 10.74 to November Form S-1 and incorporated herein by reference).

  10.75  Option Agreement dated April 27, 1995 between Fronteer Directory
         Company, Inc. and Telecom*USA Publishing Company. (Filed as Exhibit
         10.75 to November Form S-1 and incorporated herein by reference).

  10.76  Promissory Note dated May 5, 1995 between Telecom*USA Publishing
         Company and Fronteer Directory Company, Inc. (Filed as Exhibit 10.76 to November Form S-1 and incorporated herein by reference).

  10.77  Security Agreement dated May 5, 1995 between Telecom*USA Publishing
         Company and Fronteer Directory Company, Inc. (Filed as Exhibit 10.77 to November Form S-1 and incorporated herein by reference).

  10.78  Design/Build Construction Contract dated September 17, 1996 between
         Ryan Construction Company of Minnesota, Inc. and McLeod, Inc. (Filed as Exhibit 10.78 to November Form S-1 and incorporated herein by reference).

  10.79 Guaranty Agreement dated as of October 17, 1996 by McLeod, Inc. in favor of Kirkwood Community College. (Filed as Exhibit 10.79 to
         November Form S-1 and incorporated herein by reference).

  10.80 Industrial New Jobs Training Agreement dated as of October 31, 1996 between Kirkwood Community College and McLeod Telemanagement, Inc.
         (Filed as Exhibit 10.80 to November Form S-1 and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.81  Industrial New Jobs Training Agreement dated as of October 31, 1996 between Kirkwood Community College and McLeod Telecommunications, Inc.
         (Filed as Exhibit 10.81 to November Form S-1 and incorporated herein by reference).
  10.82  Industrial New Jobs Training Agreement dated as of October 31, 1996 between Kirkwood Community College and McLeod Network Services, Inc.
         (Filed as Exhibit 10.82 to November Form S-1 and incorporated herein by reference).
  10.83  Industrial New Jobs Training Agreement dated as of October 31, 1996 between Kirkwood Community College and McLeod, Inc. (Filed as Exhibit
         10.83 to November Form S-1 and incorporated herein by reference).
  10.84  Change Order No. 1 to the Construction Services Agreement dated
         November 22, 1995 by and between MWR TeIecom, Inc. and MFS Network
         Technologies, Inc. (Filed as Exhibit 10.84 to November Form S-1 and
         incorporated herein by reference).
  10.85  Change Order No. 2 to the Construction Services Agreement dated August
         14, 1996 between MWR Telecom, Inc. and MFS Network Technologies, Inc.
         (Filed as Exhibit 10.85 to November Form S-1 and incorporated herein by reference).
  10.86  Change Order No. 3 to the Construction Services Agreement dated
         October 31, 1996 between MWR Telecom, Inc. and MFS Network
         Technologies, Inc. (Filed as Exhibit 10.86 to November Form S-1 and
         incorporated herein by reference).
  10.87  Independent Contractor Sales Agreement dated May, 1995 between Sprint
         Communications Company L.P. and Ruffalo, Cody & Associates, Inc.
         (Filed as Exhibit 10.87 to November Form S-1 and incorporated herein by reference).
  10.88  Second Amendment to Asset Purchase Agreement dated October 31, 1996 between Total Communication Services, Inc. and McLeod Telemanagement,
         Inc. (Filed as Exhibit 10.88 to November Form S-1 and incorporated herein by reference)
  10.89  Escrow Agreement dated July 15, 1996 among McLeod, Inc., certain shareholders of Ruffalo, Cody & Associates, Inc., Albert P. Ruffalo
         and Norwest Bank N.A. (Filed as Exhibit 10.89 to November Form S-1 and
         incorporated herein by reference).
  10.90  Sale and Purchase Agreement dated January 27, 1997 among McLeodUSA
         Publishing Company, Fronteer Financial Holdings, Ltd., Classified
         Directories, Inc., Larry A. Scott, James Greff, Randall L. Gowin and
         Edwin Dressler and certain directors, officers and shareholders of
         Fronteer Financial Holdings, Ltd. (Filed as Exhibit 10.90 to Annual
         Report on Form 10-K, File No. 0-20763, filed with the Commission on
         March 31, 1997 and incorporated herein by reference).
  10.91  Sale and Purchase Agreement dated February 27, 1997 among McLeodUSA
         Publishing Company, Indiana Directories, Inc., John Morgan, Hank
         Meijer, Jack Hendricks, Brad Nelson and Talking Directories, Inc.
         (Filed as Exhibit 10.91 to Annual Report on Form 10-K, File No. 0-
         20763, filed with the Commission on March 31, 1997 and incorporated herein by reference).
  10.92  Amendment to Sale and Purchase Agreement dated February 28, 1997 between McLeodUSA Publishing Company and Indiana Directories, Inc.
         (Filed as Exhibit 10.92 to Annual Report on Form 10-K, File No. 0-
         20763, filed with the Commission on March 31, 1997 and incorporated herein by reference).
  10.93  Ameritech Centrex Service Confirmation of Service Orders dated August
         21, 1996 between McLeod Telemanagement, Inc. and Ameritech Information
         Industry Services. (Filed as Exhibit 10.93 to Annual Report on Form
         10-K, File No. 0-20763, filed with the Commission on March 31, 1997 and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
 +10.94  Amended and Restated Program Enrollment Terms dated November 1, 1996 between WorldCom Network Services, Inc. d/b/a WilTel and McLeod
         Telemanagement, Inc. (Filed as Exhibit 10.94 to Annual Report on Form
         10-K/A, File No. 0-20763, filed with the Commission on April 8, 1997 and incorporated herein by reference).

  10.95 Letter Agreement dated April 15, 1997 between U S WEST Communications and McLeodUSA Network Services, Inc. (Filed as Exhibit 10.1 to
         Quarterly Report on
         Form 10-Q, File No. 0-20763, filed with the Commission on May 14, 1997 and incorporated herein by reference).

 *10.96  Network Agreement dated April 7, 1997, between Wisconsin Power and
         Light Company and McLeodUSA Telecommunications Services, Inc.

 *10.97  Agreement dated July 7, 1997 between McLeodUSA Telecommunications
         Services, Inc. and U S WEST Communications, Inc.

  *11.1  Statement regarding Computation of Per Share Earnings.

  *16.1  Letter regarding Change in Certifying Accountant.

   21.1 Subsidiaries of McLeod, Inc. (Filed as Exhibit 21.1 to Annual Report on Form 10-K,
         File No. 0-20763, filed with the Commission on March 31, 1997 and incorporated herein by reference).

  *23.1  Consents of McGladrey & Pullen, LLP.

   23.2  Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1).

  *23.3  Consent of Arthur Andersen LLP.

   24.1  Power of attorney (included on signature page).

  *24.2  Statement on Form T-1 of Eligibility of Trustee.

   27.1  Financial Data Schedule. (Filed as Exhibit 27.1 to Quarterly Report on
         Form 10-Q, File No. 0-20763, filed with the Commission on May 14, 1997 and incorporated herein by reference).

   99.1  Purchase Agreement dated as of August 15, 1996 between Iowa Land and
         Building Company and Ryan Properties, Inc. (Filed as Exhibit 99.1 to
         November Form S-1 and incorporated herein by reference).

   99.2  Purchase Agreement dated as of June 28, 1996 between Donald E. Zvacek,
         Dennis E. Zvacek and Robert J. Zvacek and Ryan Properties, Inc. (Filed as Exhibit 99.2 to November Form S-1 and incorporated herein by reference).

  *99.3  Form of Letter of Transmittal.

  *99.4  Form of Notice of Guaranteed Delivery.

  *99.5 Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.

  *99.6  Form of Letter to Clients.

--------
* Previously filed.

+ Confidential treatment has been granted. The copy filed as an exhibit omits the information subject to the confidential treatment request.

 (B) FINANCIAL STATEMENT SCHEDULES.

  The following financial statement schedule is filed herewith:

    Schedule II--Valuation and Qualifying Accounts

  Schedules not listed above have been omitted because they are inapplicable or the information required to be set forth therein is provided in the Consolidated Financial Statements of the Company or notes thereto.

ITEM 22. UNDERTAKINGS

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this Registration Statement through the date of responding to the request.

  The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this Registration Statement when it became effective.

  The undersigned registrant hereby undertakes that for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

  The undersigned registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  The undersigned registrant hereby undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

    (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

    (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in this

  Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in this Registration Statement when it becomes effective; and

     (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

  The undersigned registrant hereby undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                  SIGNATURES

  Pursuant to the requirements of Securities Act, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cedar Rapids, Iowa, on this 25th day of July, 1997.

                                          McLeodUSA Incorporated

                                                    /s/ Clark E. McLeod
                                          By: _________________________________
                                            CLARK E. MCLEOD CHAIRMAN AND CHIEF
                                                     EXECUTIVE OFFICER

  Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons, in the capacities indicated below, on this 25th day of July, 1997.

                SIGNATURE                                   TITLE

           /s/ Clark E. McLeod                Chairman, Chief Executive
-------------------------------------          Officer and Director (Principal
             CLARK E. MCLEOD                   Executive Officer)

                    *                         President, Chief Operating
-------------------------------------          Officer and Director
             STEPHEN C. GRAY

                    *                         Chief Financial Officer,
-------------------------------------          Executive Vice President,
           BLAKE O. FISHER, JR.                Corporate Administration,
                                               Treasurer and Director
                                               (Principal Financial Officer)

                    *                         Vice President, Finance,
-------------------------------------          Corporate Controller and
            JOSEPH H. CERYANEC                 Principal Accounting Officer
                                               (Principal Accounting Officer)

                    *                         Director
-------------------------------------
         RUSSELL E. CHRISTIANSEN

                    *                         Director
-------------------------------------
            THOMAS M. COLLINS

                    *                         Director
-------------------------------------
              PAUL D. RHINES

                    *                         Director
-------------------------------------
                 LEE LIU

           /s/ Clark E. McLeod
*By: ________________________________
              Clark E. McLeod
             Attorney-in-Fact

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  *1.1   Purchase Agreement, dated as of February 26, 1997 among Salomon
         Brothers Inc, Morgan Stanley & Co. Incorporated and McLeod, Inc.
   2.1   Agreement and Plan of Reorganization dated April 28, 1995 among
         Midwest Capital Group Inc., MWR Telecom, Inc. and McLeod, Inc. (Filed
         as Exhibit 2.1 to Registration Statement on Form S-1, File No. 333-
         3112 ("Initial Form S-1"), and incorporated herein by reference).
   2.2   Agreement and Plan of Reorganization dated as of July 12, 1996 among
         Ruffalo, Cody & Associates, Inc., certain shareholders of Ruffalo,
         Cody & Associates, Inc. and McLeod, Inc. (Filed as Exhibit 2 to
         Current Report on Form 8-K, File No. 0-20763, filed with the
         Commission on July 29, 1996 and incorporated herein by reference).
   2.3   Agreement and Plan of Reorganization dated as of August 15, 1996 among
         Telecom*USA Publishing Group, Inc. and McLeod, Inc. (Filed as Exhibit
         2 to Current Report on Form 8-K, File No. 0-20763, filed with the
         Commission on August 26, 1996 and incorporated herein by reference).
   2.4   Agreement and Plan of Reorganization dated as of January 27, 1997 among McLeod, Inc., Digital Communications of Iowa, Inc., Clark E.
         McLeod and Mary E. McLeod. (Filed as Exhibit 2 to Current Report on
         Form 8-K, File No. 0-20763, filed with the Commission on February 24,
         1997 and incorporated herein by reference).
   2.5   Asset Purchase Agreement dated as of May 30, 1997 by and among
         McLeodUSA Incorporated, ESI/McLeodUSA, Inc., and ESI Communications,
         Inc., ESI Communications/SW, Inc., ESI Communications/West, Inc., ESI
         Communications Downtown, Inc., ESI Communications North, Inc., and
         Michael Reichert, Peter Jones, John Pupkes and Jeff Meehan. (Filed as
         Exhibit 2.1 to Current Report on Form 8-K, File No. 0-20763, filed with the Commission on June 26, 1997 and incorporated herein by reference).
   2.6   Agreement and Plan of Reorganization dated as of June 14, 1997 among
         McLeodUSA Incorporated, Eastside Acquisition Co. and Consolidated
         Communications Inc. (Filed as Exhibit 2.2 to Current Report on Form
         8-K, File No. 0-20763, filed with the Commission on June 26, 1997 and incorporated herein by reference).
   3.1   Amended and Restated Certificate of Incorporation of McLeod, Inc.
         (Filed as Exhibit 3.1 to Initial Form S-1 and incorporated herein by reference).
   3.2   Amended and Restated Bylaws of McLeod, Inc. (Filed as Exhibit 3.2 to
         Registration Statement on Form S-1, File No. 333-13885 ("November Form
         S-1"), and incorporated herein by reference).
  *3.3   Certificate of Amendment of Amended and Restated Certificate of
         Incorporation of McLeod Inc.
   4.1   Form of Class A Common Stock Certificate of McLeod, Inc. (Filed as
         Exhibit 4.1 to Initial Form S-1 and incorporated herein by reference).
   4.2   Indenture dated March 4, 1997 between McLeod, Inc. and United States
         Trust Company of New York, as Trustee, relating to the 10 1/2% Senior
         Discount Notes Due 2007 of McLeod, Inc. (Filed as Exhibit 4.2 to
         Annual Report on Form 10-K, File No. 0-20763, filed with the
         Commission on March 31, 1997 and incorporated herein by reference).
   4.3   Initial Global 10 1/2% Senior Discount Note Due March 1, 2007 of
         McLeod, Inc., dated March 4, 1997. (Filed as Exhibit 4.3 to Annual
         Report on Form 10-K, File No. 0-20763, filed with the Commission on
         March 31, 1997 and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
   4.4   Form of Certificated 10 1/2% Senior Discount Note Due March 1, 2007 of
         McLeod, Inc. (Filed as Exhibit 4.4 to Annual Report on Form 10-K, File
         No. 0-20763, filed with the Commission on March 31, 1997 and incorporated herein by reference).

   4.5   Registration Agreement dated March 4, 1997 among McLeod, Inc., Salomon
         Brothers Inc and Morgan Stanley & Co. Incorporated. (Filed as Exhibit
         4.5 to Annual Report on Form 10-K, File No. 0-20763, filed with the
         Commission on March 31, 1997 and incorporated herein by reference).

   4.6   Investor Agreement dated as of April 1, 1996 among McLeod, Inc., IES
         Investments Inc., Midwest Capital Group Inc., MWR Investments Inc.,
         Clark and Mary McLeod, and certain other stockholders. (Filed as Exhibit 4.8 to Initial Form S-1 and incorporated

   4.7 Amendment No. 1 to Investor Agreement dated as of October 23, 1996 by and among McLeod, Inc., IES Investments Inc., Midwest Capital Group
         Inc., MWR Investments Inc., Clark E. McLeod and Mary E. McLeod. (Filed as Exhibit 4.3 to November Form S-1 and incorporated herein by reference).

   4.8   Form of Exchange Note (contained in Indenture filed as Exhibit 4.2).

   4.9   Indenture dated July 21, 1997 between McLeodUSA Incorporated and
         United States Trust Company of New York, as Trustee, relating to the 9
         1/4% Senior Notes Due 2007 of McLeodUSA Incorporated.

   4.10  Form of Initial Global 9 1/4% Senior Note Due 2007 of McLeodUSA
         Incorporated (contained in Indenture filed as Exhibit 4.9).

   4.11  Registration Agreement dated July 21, 1997 among McLeodUSA
         Incorporated, Salomon Brothers Inc., Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc.

  *4.12  Stockholders' Agreement dated June 14, 1997 among McLeodUSA
         Incorporated, IES Investments Inc., Midwest Capital Group, Inc., MWR
         Investments Inc., Clark E. McLeod, Mary E. McLeod and Richard A.
         Lumpkin on behalf of each of the shareholders of Consolidated
         Communications Inc., listed on Schedule I of the Stockholders'
         Agreement.

  *5.1   Opinion of Hogan & Hartson L.L.P.

  *8.1   Tax Opinion of Hogan & Hartson L.L.P.

  10.1   Credit Agreement dated as of May 16, 1994 among McLeod, Inc., McLeod
         Network Services, Inc., McLeod Telemanagement, Inc., McLeod
         Telecommunications, Inc. and The First National Bank of Chicago.
         (Filed as Exhibit 10.1 to Initial Form S-1 and incorporated herein by reference).

  10.2   First Amendment to Credit Agreement dated as of June 17, 1994 among
         McLeod, Inc., McLeod Network Services, Inc., McLeod Telemanagement,
         Inc., McLeod Telecommunications, Inc. and The First National Bank of
         Chicago. (Filed as Exhibit 10.2 to Initial Form S-1 and incorporated herein by reference).

  10.3 Second Amendment to Credit Agreement dated as of December 1, 1994 among McLeod, Inc., McLeod Network Services, Inc., McLeod
         Telemanagement, Inc., McLeod Telecommunications, Inc. and The First
         National Bank of Chicago. (Filed as Exhibit 10.3 to Initial Form S-1 and incorporated herein by reference).

  10.4   Third Amendment to Credit Agreement dated as of May 31, 1995 among
         McLeod, Inc., McLeod Network Services, Inc., McLeod Telemanagement,
         Inc., McLeod Telecommunications, Inc., MWR Telecom, Inc. and The First
         National Bank of Chicago. (Filed as Exhibit 10.4 to Initial Form S-1 and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.5   Fourth Amendment to Credit Agreement dated as of July 28, 1995 among
         McLeod, Inc., McLeod Network Services, Inc., McLeod Telemanagement,
         Inc., McLeod Telecommunications, Inc., MWR Telecom, Inc. and The First
         National Bank of Chicago. (Filed as Exhibit 10.5 to Initial Form S-1
         and incorporated herein by reference).
  10.6   Fifth Amendment to Credit Agreement dated as of October 18, 1995 among
         McLeod, Inc., McLeod Network Services, Inc., McLeod Telemanagement,
         Inc., McLeod Telecommunications, Inc., MWR Telecom, Inc. and The First
         National Bank of Chicago. (Filed as Exhibit 10.6 to Initial Form S-1
         and incorporated herein by reference).
  10.7   Sixth Amendment to Credit Agreement dated as of March 29, 1996 among
         McLeod, Inc., McLeod Network Services, Inc., McLeod
         Telecommunications, Inc., MWR Telecom, Inc. and The First National
         Bank of Chicago. (Filed as Exhibit 10.7 to Initial Form S-1 and
         incorporated herein by reference).
  10.8   Security Agreement dated as of May 16, 1994 among McLeod, Inc., McLeod
         Network Services, Inc., McLeod Telemanagement, Inc., McLeod
         Telecommunications, Inc. and The First National Bank of Chicago.
         (Filed as Exhibit 10.8 to Initial Form S-1 and incorporated herein by reference).
  10.9   First Amendment to Security Agreement dated as of December 1, 1994 among McLeod, Inc., McLeod Network Services, Inc., McLeod
         Telemanagement, Inc., McLeod Telecommunications, Inc. and The First
         National Bank of Chicago. (Filed as Exhibit 10.9 to Initial Form S-1
         and incorporated herein by reference).
  10.10  Support Agreement dated as of December 1, 1994 among IES Diversified
         Inc., McLeod, Inc., McLeod Network Services, Inc., McLeod
         Telemanagement, Inc., McLeod Telecommunications, Inc. and The First
         National Bank of Chicago. (Filed as Exhibit 10.10 to Initial Form S-1
         and incorporated herein by reference).
  10.11  Agreement Regarding Support Agreement dated December 1994 between
         McLeod, Inc. and IES Diversified Inc. (Filed as Exhibit 10.11 to
         Initial Form S-1 and incorporated herein by reference).
  10.12  Agreement Regarding Guarantee dated May 16, 1994 between McLeod, Inc.
         and IES Diversified Inc. (Filed as Exhibit 10.12 to Initial Form S-1
         and incorporated herein by reference).
  10.13  Joinder to and Assumption of Credit Agreement dated as of April 28,
         1995 between McLeod Merging Co. and The First National Bank of
         Chicago. (Filed as Exhibit 10.13 to Initial Form S-1 and incorporated herein by reference).
  10.14  Joinder to and Assumption of Security Agreement dated as of April 28,
         1995 between McLeod Merging Co. and The First National Bank of
         Chicago. (Filed as Exhibit 10.14 to Initial Form S-1 and incorporated herein by reference).
  10.15  Letter from The First National Bank of Chicago to James L. Cram dated
         April 28, 1995 regarding extension of the termination date under the
         Credit Agreement. (Filed as Exhibit 10.15 to Initial Form S-1 and
         incorporated herein by reference).
  10.16  Credit Agreement dated as of March 29, 1996 among McLeod, Inc., McLeod
         Network Services, Inc., McLeod Telemanagement, Inc., McLeod
         Telecommunications, Inc. MWR Telecom, Inc. and The First National Bank
         of Chicago. (Filed as Exhibit 10.16 to Initial Form S-1 and
         incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.17  Agreement for Construction Related Services dated as of October 17,
         1995 between City Signal Fiber Services, Inc. and McLeod Network
         Services, Inc. (Filed as Exhibit 10.17 to Initial Form S-1 and
         incorporated herein by reference).
  10.18  Construction Services Agreement dated March 27, 1996 between City
         Signal Fiber Services, Inc. and McLeod Network Services, Inc. (Filed
         as Exhibit 10.18 to Initial Form S-1 and incorporated herein by reference).
  10.19  Fiber Optic Use Agreement dated as of February 14, 1996 between McLeod
         Network Services, Inc. and Galaxy Telecom, L.P. (Filed as Exhibit
         10.19 to Initial Form S-1 and incorporated herein by reference).
  10.20  Agreement dated as of July 11, 1994 between McLeod Network Services,
         Inc. and KLK Construction. (Filed as Exhibit 10.20 to Initial Form S-1
         and incorporated herein by reference).
  10.21  Lease Agreement dated September 5, 1995 between State of Iowa and MWR
         Telecom, Inc. (Filed as Exhibit 10.21 to Initial Form S-1 and
         incorporated herein by reference).
  10.22  Lease Agreement dated September 5, 1995 between State of Iowa and
         McLeod Network Services, Inc. (Filed as Exhibit 10.22 to Initial Form
         S-1 and incorporated herein by reference).
  10.23  Contract dated September 5, 1995 between Iowa Telecommunications and
         Technology Commission and MWR Telecom, Inc. (Filed as Exhibit 10.23 to
         Initial Form S-1 and incorporated herein by reference).
  10.24  Contract dated June 27, 1995 between Iowa National Guard and McLeod
         Network Services, Inc. (Filed as Exhibit 10.24 to Initial Form S-1 and
         incorporated herein by reference).
  10.25  Addendum Number One to Contract dated September 5, 1995 between Iowa
         National Guard and McLeod Network Services, Inc. (Filed as Exhibit
         10.25 to Initial Form S-1 and incorporated herein by reference).
  10.26  U S WEST Centrex Plus Service Rate Stability Plan dated October 15,
         1993 between McLeod Telemanagement, Inc. and U S WEST Communications,
         Inc. (Filed as Exhibit 10.26 to Initial Form S-1 and incorporated herein by reference).
  10.27  U S WEST Centrex Plus Service Rate Stability Plan dated July 17, 1993 between McLeod Telemanagement, Inc. and U S WEST Communications, Inc.
         (Filed as Exhibit 10.27 to Initial Form S-1 and incorporated herein by reference).
  10.28  Ameritech Centrex Service Confirmation of Service Orders dated various dates in 1994, 1995 and 1996 between McLeod Telemanagement, Inc. and
         Ameritech Information Industry Services. (Filed as Exhibit 10.28 to
         Initial Form S-1 and incorporated herein by reference).
  10.29  Lease Agreement dated as of December 28, 1993 between 2060 Partnership and McLeod Telemanagement, Inc., as amended by Amendments First to
         Ninth dated as of July 3, 1994, March 25, 1994, June 22, 1994, August
         12, 1994, September 12, 1994, September 20, 1994, November 16, 1994,
         September 20, 1995 and January 6, 1996, respectively. (Filed as
         Exhibit 10.29 to Initial Form S-1 and incorporated herein by reference).
  10.30  Lease Agreement dated as of May 24, 1995 between 2060 Partnership and
         McLeod Telemanagement, Inc. (Filed as Exhibit 10.30 to Initial Form S-
         1 and incorporated herein by reference).
  10.31  Lease Agreement dated October 31, 1995 between I.R.F.B. Joint Venture and McLeod Telemanagement, Inc. (Filed as Exhibit 10.31 to Initial
         Form S-1 and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.32  First Amendment to Lease Agreement dated as of November 20, 1995 between I.R.F.B. Joint Venture and McLeod Telemanagement, Inc. (Filed
         as Exhibit 10.32 to Initial Form S-1 and incorporated herein by reference).
  10.33  Uniform Purchase Agreement dated July 22, 1993 between McLeod, Inc.
         and Hill's Maple Crest Farms Partnership. (Filed as Exhibit 10.33 to
         Initial Form S 1 and incorporated herein by reference).
  10.34  Master Right-of-Way Agreement dated July 27, 1994 between McLeod
         Network Services, Inc. and IES Industries Inc. (Filed as Exhibit 10.34
         to Initial Form S-1 and incorporated herein by reference).
  10.35  Master Right-of-Way and Tower Use Agreement dated February 13, 1996 between IES Industries Inc. and McLeod, Inc. (Filed as Exhibit 10.35
         to Initial Form S-1 and incorporated herein by reference).
  10.36  Master Pole, Duct and Tower Use Agreement dated February 20, 1996 between MidAmerican Energy Company and McLeod, Inc. (Iowa and South
         Dakota). (Filed as Exhibit 10.36 to Initial Form S-1 and incorporated herein by reference).
  10.37  Master Pole, Duct and Tower Use Agreement dated February 20, 1996 between MidAmerican Energy Company and McLeod, Inc. (Illinois). (Filed
         as Exhibit 10.37 to Initial Form S-1 and incorporated herein by reference).
  10.38  Settlement Agreement dated March 18, 1996 between U S WEST
         Communications, Inc. and McLeod Telemanagement, Inc. (Filed as Exhibit
         10.38 to Initial Form S-1 and incorporated herein by reference).
  10.39  Agreement dated August 4, 1995 between Vadacom, Inc. and McLeod
         Telemanagement, Inc. (Filed as Exhibit 10.39 to Initial Form S-1 and
         incorporated herein by reference).
  10.40  McLeod Telecommunications, Inc. 1992 Incentive Stock Option Plan.
         (Filed as Exhibit 10.40 to Initial Form S-1 and incorporated herein by reference).
  10.41  McLeod, Inc. 1993 Incentive Stock Option Plan. (Filed as Exhibit 10.41
         to Initial Form S-1 and incorporated herein by reference).
  10.42  McLeod, Inc. 1995 Incentive Stock Option Plan. (Filed as Exhibit 10.42
         to Initial Form S-1 and incorporated herein by reference).
  10.43  McLeod Telecommunications, Inc. Director Stock Option Plan. (Filed as
         Exhibit 10.43 to Initial Form S-1 and incorporated herein by reference).
  10.44  Promissory Note dated July 18, 1995 between Kirk E. Kaalberg and
         McLeod, Inc. (Filed as Exhibit 10.44 to Initial Form S-1 and
         incorporated herein by reference).
  10.45  Promissory Note dated March 29, 1996 between Stephen K. Brandenburg and McLeod, Inc. (Filed as Exhibit 10.45 to Initial Form S-1 and
         incorporated herein by reference).
  10.46  Agreement dated April 28, 1995 among McLeod, Inc., McLeod
         Telecommunications, Inc., McLeod Telemanagement, Inc., McLeod Network
         Services, Inc. and Clark E. McLeod. (Filed as Exhibit 10.46 to Initial
         Form S-1 and incorporated herein by reference).
 +10.47  Telecommunications Services Agreement dated March 14, 1994 between
         WiITeI, Inc. and McLeod Telemanagement, Inc., as amended. (Filed as
         Exhibit 10.47 to Initial Form S-1 and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.48  Amendment to Contract Addendum A to Contract No. 2102 dated March 31,
         1993 between the Iowa Department of General Services and McLeod
         Telecommunications, Inc. (Filed as Exhibit 10.48 to Initial Form S-1
         and incorporated herein by reference).

  10.49  Construction Services Agreement dated June 30, 1995 between MFS
         Network Technologies, Inc. and MWR Telecom, Inc. (Filed as Exhibit
         10.49 to Initial Form S-1 and incorporated herein by reference).

  10.50  First Amendment to Agreement Regarding Support Agreement dated May 14,
         1996 among McLeod, Inc., IES Diversified Inc. and IES Investments Inc.
         (Filed as Exhibit 10.50 to Initial Form S-1 and incorporated herein by reference).

  10.51 First Amendment to Agreement Regarding Guarantee dated May 14, 1996 among McLeod, Inc., IES Diversified Inc. and IES Investments Inc.
         (Filed as Exhibit 10.51 to Initial Form S-1 and incorporated herein by reference).

  10.52  Amended and Restated Directors Stock Option Plan of McLeod, Inc.
         (Filed as Exhibit 10.52 to Initial Form S-1 and incorporated herein by reference).

  10.53 Forms of Employment, Confidentiality and Non-Competition Agreement between McLeod, Inc. and certain employees of McLeod, Inc. (Filed as Exhibit 10.53 to Initial Form S-1 and incorporated herein by reference).

  10.54 Form of Change-of-Control Agreement between McLeod, Inc. and certain employees of McLeod, Inc. (Filed as Exhibit 10.54 to Initial Form S-1 and incorporated herein by reference).

  10.55  McLeod, Inc. 1996 Employee Stock Option Plan, as amended. (Filed as
         Exhibit 10.55 to November Form S-1 and incorporated herein by reference).

  10.56  McLeod, Inc. Employee Stock Purchase Plan, as amended. (Filed as
         Exhibit 10.56 to Annual Report on Form 10 K, File No. 0-20763, filed with the Commission on March 31, 1997 and incorporated herein by reference).

  10.57 Form of Indemnity Agreement between McLeod, Inc. and certain officers and directors of McLeod, Inc. (Filed as Exhibit 10.57 to Initial Form
         S-1 and incorporated herein by reference).

  10.58  License Agreement dated April 24, 1996 between PageMart, Inc. and MWR
         Telecom, Inc. (Filed as Exhibit 10.58 to Initial Form S-1 and incorporated herein by reference).

  10.59  Assignment of Purchase Agreement dated August 15, 1996 between Ryan
         Properties, Inc. and McLeod, Inc. (Filed as Exhibit 10.59 to November
         Form S-1 and incorporated herein by reference).

  10.60  Assignment of Purchase Agreement dated August 14, 1996 between Ryan
         Properties, Inc. and McLeod, Inc. (Filed as Exhibit 10.60 to November
         Form S-1 and incorporated herein by reference).

  10.61  Asset Purchase Agreement dated September 4, 1996 between Total
         Communication Services, Inc. and McLeod Telemanagement, Inc. (Filed as
         Exhibit 10.61 to November Form S-1 and incorporated herein by reference).

  10.62 First Amendment to Asset Purchase Agreement dated September 30, 1996 between Total Communication Services, Inc. and McLeod Telemanagement,
         Inc. (Filed as Exhibit 10.62 to November Form S-1 and incorporated herein by reference).

  10.63  McLeod, Inc. Incentive Plan. (Filed as Exhibit 10.63 to November Form
         S-1 and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.64  Amended and Restated Credit Agreement dated as of May 5, 1996 among
         Telecom*USA Publishing Group, Inc., Telecom*USA Publishing Company and
         Telecom*USA Neighborhood Directories, Inc. and Norwest Bank Iowa,
         National Association. (Filed as Exhibit 10.64 to November Form S-1 and
         incorporated herein by reference).

  10.65  First Amendment to Amended and Restated Credit Agreement dated as of
         January 31, 1996 by and between Telecom*USA Publishing Group, Inc.,
         Telecom*USA Publishing Company and Telecom*USA Neighborhood
         Directories, Inc. and Norwest Bank Iowa, National Association. (Filed as Exhibit 10.65 to November Form S-1 and incorporated herein by reference).

  10.66  Lease Agreement dated as of September 26, 1994 between Ryan
         Properties, Inc. and Ruffalo, Cody & Associates, Inc. (Filed as
         Exhibit 10.66 to November Form S-1 and incorporated herein by reference).

  10.67  First Lease Amendment dated as of April 12, 1995 between Ryan
         Properties, Inc. and Ruffalo, Cody & Associates, Inc. (Filed as
         Exhibit 10.67 to November Form S-1 and incorporated herein by reference).

  10.68  Lease Agreement dated as of July 18, 1995 between 2060 Partnership,
         L.P. and Telecom*USA Publishing Company. (Filed as Exhibit 10.68 to
         November Form S-1 and incorporated herein by reference).

  10.69  Lease Agreement dated April 26, 1995 by and between A.M. Henderson and
         Telecom*USA Publishing Company. (Filed as Exhibit 10.69 to November
         Form S-1 and incorporated herein by reference).

  10.70  License Agreement dated as of April 19, 1994, between Ameritech
         Information Industry Services and Telecom*USA Publishing Company.
         (Filed as Exhibit 10.70 to November Form S-1 and incorporated herein by reference).

  10.71  License Agreement dated September 13, 1993 between U S WEST
         Communications, Inc. and Telecom*USA Publishing Company. (Filed as
         Exhibit 10.71 to November Form S-1 and incorporated herein by reference).

  10.72  Form of McLeod, Inc. Directors Stock Option Plan Option Agreement.
         (Filed as Exhibit 10.72 to November Form S-1 and incorporated herein by reference).

  10.73  Forms of McLeod, Inc. 1996 Employee Stock Option Plan Incentive Stock
         Option Agreement. (Filed as Exhibit 10.73 to November Form S-1 and incorporated herein by reference).

  10.74  Forms of McLeod, Inc. 1996 Employee Stock Option Plan Non-Incentive
         Stock Option Agreement. (Filed as Exhibit 10.74 to November Form S-1 and incorporated herein by reference).

  10.75  Option Agreement dated April 27, 1995 between Fronteer Directory
         Company, Inc. and Telecom*USA Publishing Company. (Filed as Exhibit
         10.75 to November Form S-1 and incorporated herein by reference).

  10.76  Promissory Note dated May 5, 1995 between Telecom*USA Publishing
         Company and Fronteer Directory Company, Inc. (Filed as Exhibit 10.76 to November Form S-1 and incorporated herein by reference).

  10.77  Security Agreement dated May 5, 1995 between Telecom*USA Publishing
         Company and Fronteer Directory Company, Inc. (Filed as Exhibit 10.77 to November Form S-1 and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.78  Design/Build Construction Contract dated September 17, 1996 between
         Ryan Construction Company of Minnesota, Inc. and McLeod, Inc. (Filed
         as Exhibit 10.78 to November Form S-1 and incorporated herein by reference).
  10.79  Guaranty Agreement dated as of October 17, 1996 by McLeod, Inc. in favor of Kirkwood Community College. (Filed as Exhibit 10.79 to
         November Form S-1 and incorporated herein by reference).
  10.80  Industrial New Jobs Training Agreement dated as of October 31, 1996 between Kirkwood Community College and McLeod Telemanagement, Inc.
         (Filed as Exhibit 10.80 to November Form S-1 and incorporated herein by reference).
  10.81  Industrial New Jobs Training Agreement dated as of October 31, 1996 between Kirkwood Community College and McLeod Telecommunications, Inc.
         (Filed as Exhibit 10.81 to November Form S-1 and incorporated herein by reference).
  10.82  Industrial New Jobs Training Agreement dated as of October 31, 1996 between Kirkwood Community College and McLeod Network Services, Inc.
         (Filed as Exhibit 10.82 to November Form S-1 and incorporated herein by reference).
  10.83  Industrial New Jobs Training Agreement dated as of October 31, 1996 between Kirkwood Community College and McLeod, Inc. (Filed as Exhibit
         10.83 to November Form S-1 and incorporated herein by reference).
  10.84  Change Order No. 1 to the Construction Services Agreement dated
         November 22, 1995 by and between MWR TeIecom, Inc. and MFS Network
         Technologies, Inc. (Filed as Exhibit 10.84 to November Form S-1 and
         incorporated herein by reference).
  10.85  Change Order No. 2 to the Construction Services Agreement dated August
         14, 1996 between MWR Telecom, Inc. and MFS Network Technologies, Inc.
         (Filed as Exhibit 10.85 to November Form S-1 and incorporated herein by reference).
  10.86  Change Order No. 3 to the Construction Services Agreement dated
         October 31, 1996 between MWR Telecom, Inc. and MFS Network
         Technologies, Inc. (Filed as Exhibit 10.86 to November Form S-1 and
         incorporated herein by reference).
  10.87  Independent Contractor Sales Agreement dated May, 1995 between Sprint
         Communications Company L.P. and Ruffalo, Cody & Associates, Inc.
         (Filed as Exhibit 10.87 to November Form S-1 and incorporated herein by reference).
  10.88  Second Amendment to Asset Purchase Agreement dated October 31, 1996 between Total Communication Services, Inc. and McLeod Telemanagement,
         Inc. (Filed as Exhibit 10.88 to November Form S-1 and incorporated herein by reference).
  10.89  Escrow Agreement dated July 15, 1996 among McLeod, Inc., certain shareholders of Ruffalo, Cody & Associates, Inc., Albert P. Ruffalo
         and Norwest Bank N.A. (Filed as Exhibit 10.89 to November Form S-1 and
         incorporated herein by reference).
  10.90  Sale and Purchase Agreement dated January 27, 1997 among McLeodUSA
         Publishing Company, Fronteer Financial Holdings, Ltd., Classified
         Directories, Inc., Larry A. Scott, James Greff, Randall L. Gowin and
         Edwin Dressler and certain directors, officers and shareholders of
         Fronteer Financial Holdings, Ltd. (Filed as Exhibit 10.90 to Annual
         Report on Form 10-K, File No. 0-20763, filed with the Commission on
         March 31, 1997 and incorporated herein by reference).

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.91  Sale and Purchase Agreement dated February 27, 1997 among McLeodUSA
         Publishing Company, Indiana Directories, Inc., John Morgan, Hank
         Meijer, Jack Hendricks, Brad Nelson and Talking Directories, Inc.
         (Filed as Exhibit 10.91 to Annual Report on Form 10-K, File No. 0-
         20763, filed with the Commission on March 31, 1997 and incorporated herein by reference).

  10.92 Amendment to Sale and Purchase Agreement dated February 28, 1997 between McLeodUSA Publishing Company and Indiana Directories, Inc.
         (Filed as Exhibit 10.92 to Annual Report on Form 10-K, File No. 0-
         20763, filed with the Commission on March 31, 1997 and incorporated herein by reference).

  10.93  Ameritech Centrex Service Confirmation of Service Orders dated August
         21, 1996 between McLeod Telemanagement, Inc. and Ameritech Information
         Industry Services. (Filed as Exhibit 10.93 to Annual Report on Form
         10-K, File No. 0-20763, filed with the Commission on March 31, 1997 and incorporated herein by reference).

 +10.94 Amended and Restated Program Enrollment Terms dated November 1, 1996 between WorldCom Network Services, Inc. d/b/a WilTel and McLeod
         Telemanagement, Inc. (Filed as Exhibit 10.94 to Annual Report on Form
         10-K/A, File No. 0-20763, filed with the Commission on April 8, 1997 and incorporated herein by reference).

  10.95 Letter Agreement dated April 15, 1997 between U S WEST Communications and McLeodUSA Network Services, Inc. (Filed as Exhibit 10.1 to
         Quarterly Report on
         Form 10-Q, File No. 0-20763, filed with the Commission on May 14, 1997 and incorporated herein by reference).

 *10.96  Network Agreement dated April 7, 1997, between Wisconsin Power and
         Light Company and McLeodUSA Telecommunications Services, Inc.

 *10.97  Agreement dated July 7, 1997 between McLeodUSA Telecommunications
         Services, Inc. and U S WEST Communications, Inc.

  *11.1  Statement regarding Computation of Per Share Earnings.

  *16.1  Letter regarding Change in Certifying Accountant.

   21.1 Subsidiaries of McLeod, Inc. (Filed as Exhibit 21.1 to Annual Report on Form 10-K, File No. 0-20763, filed with the Commission on March 31,
         1997 and incorporated herein by reference).

  *23.1  Consents of McGladrey & Pullen, LLP.

   23.2  Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1).

  *23.3  Consent of Arthur Andersen LLP.

   24.1  Power of attorney (included on signature page).

  *24.2  Statement on Form T-1 of Eligibility of Trustee.

   27.1  Financial Data Schedule. (Filed as Exhibit 27.1 to Quarterly Report on
         Form 10-Q, File No. 0-20763, filed with the Commission on May 14, 1997 and incorporated herein by reference).

   99.1  Purchase Agreement dated as of August 15, 1996 between Iowa Land and
         Building Company and Ryan Properties, Inc. (Filed as Exhibit 99.1 to
         November Form S-1 and incorporated herein by reference).

   99.2  Purchase Agreement dated as of June 28, 1996 between Donald E. Zvacek,
         Dennis E. Zvacek and Robert J. Zvacek and Ryan Properties, Inc. (Filed as Exhibit 99.2 to November Form S-1 and incorporated herein by reference).

 EXHIBIT
 NUMBER                           EXHIBIT DESCRIPTION
 -------                          -------------------
  *99.3  Form of Letter of Transmittal.

  *99.4  Form of Notice of Guaranteed Delivery.

  *99.5 Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.

  *99.6  Form of Letter to Clients.

--------
* Previously filed.

+ Confidential treatment has been granted. The copy filed as an exhibit omits the information subject to the confidential treatment request.